SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]


Filed by a Party other than the Registrant [_]


Check the appropriate box:


[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_] Definitive Proxy Statement


[X] Definitive Additional Materials


[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         DNP SELECT INCOME FUND INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):


[X] No fee required


[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:


     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------


     (5) Total fee paid:


     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:


     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:


     -------------------------------------------------------------------------


     (3) Filing Party:


     -------------------------------------------------------------------------


     (4) Date Filed:


     -------------------------------------------------------------------------

                          DNP SELECT INCOME FUND INC.


                              IMPORTANT REMINDER


                  Your Vote is Important - Please Vote Today!



                                                           April 11, 2003


Dear Shareholders:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of DNP Select Income Fund Inc. to be held on Tuesday, May 13, 2003.

         According to our latest records, we have not received your proxy for the annual meeting. Your participation in the vote at the annual meeting is important no matter how large or small your holdings may be. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience. Please vote today to avoid unnecessary solicitation costs to the Fund.


         For the reasons set forth in the Proxy Statement, dated March 21, 2003, the Board of Directors unanimously recommends that you vote "FOR" all nominees for director and "FOR" the Amendment to the Articles Supplementary.

         Thank you for your cooperation and continued support.


                                                 Sincerely,


                                                 /s/ Claire V. Hansen
                                                 ---------------------------
                                                 Claire V. Hansen, CFA
                                                 Chairman

                          DNP SELECT INCOME FUND INC.

                              IMPORTANT REMINDER

                  Your Vote is Important - Please Vote Today!

                                                         April 11,2003
Dear Shareholders:

         We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of DNP Select Income Fund Inc. to be held on Tuesday, May 13, 2003.

         According to our latest records, we have not received your voting instructions for the annual meeting. Your participation in the vote at the annual meeting is important no matter how large or small your holdings may be. Please vote today to avoid unnecessary solicitation costs to the Fund.

          You may use one of the following simple methods for promptly providing your voting instructions:


        1. Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

        2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.

        3. Vote by Mail. Sign, date and return your voting instruction form in the postage-paid return envelope provided.


         For the reasons set forth in the Proxy Statement, dated March 21, 2003, the Board of Directors unanimously recommends that you vote "FOR" all nominees for director and "FOR" the Amendment to the Articles Supplementary.


         Thank you for your cooperation and continued support.


                                                 Sincerely,


                                                 /s/ Claire V. Hansen
                                                 ---------------------------
                                                 Claire V. Hansen, CFA
                                                 Chairman